Oppenheimer Holdings Inc. Annual Stockholders’ Meeting New York, NY May 13, 2019

WELCOME to Oppenheimer’s 2019 Annual Stockholders’ Meeting May 13, 2019 1

Safe Harbor Statement This presentation and other written or oral statements made from time to time by representatives of Oppenheimer Holdings Inc. (the “company”) may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate to such matters as anticipated financial performance, future revenues or earnings, business prospects, new products or services, anticipated market performance and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the company’s current beliefs, expectations and assumptions regarding the future of the company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the company’s control. The company cautions that a variety of factors could cause the company’s actual results to differ materially from the anticipated results or other expectations expressed in the company’s forwarding-looking statements. These risks and uncertainties include, but are not limited to, those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on February 28, 2019 (the “2018 10-K”). In addition, important factors that could cause actual results to differ materially from those in the forward-looking statements include those factors discussed in Part II, “Item 7. Management’s Discussion & Analysis of Financial Condition and Results of Operations – Factors Affecting ‘Forward-Looking Statements’” of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 filed with the SEC on April 26, 2019 (“2019 10-Q1”). Any forward-looking statements herein are qualified in their entirety by reference to all such factors discussed in the 2018 10-K, the 2019 10-Q1 and the company’s other SEC filings. There can be no assurance that the company has correctly or completely identified and assessed all of the factors affecting the company’s business. Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by the company in this presentation is based only on information currently available to the company and speaks only as of the date on which it is made. The company does not undertake any obligation to publicly update or revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. 2

Agenda ° Business Overview ° Financial Results ° Business Segments 3

Business Overview A Preeminent Wealth Manager and Investment Bank Oppenheimer is a leading investment bank and full-service investment firm that provides financial services and advice to high net worth investors, individuals, businesses and institutions. Oppenheimer Snapshot (as of 12/31/18) Wealth Management Capital Markets Listed NYSE Ticker: OPY Private client services and Investment banking services asset management solutions and capital markets products Shareholders’ Equity ($mm): $544.4 tailored to individuals’ unique for institutions and Market Cap ($mm) – 5/10/19 $340.9 financial objectives corporations Book Value per Share: $41.74 Business Mix – FY 2018 Revenue ($962.3mm) (2) Tangible Book Value per Share: $28.71 Share Price – 5/10/19 $26.38 2018 Revenue ($mm): $958.2 (1) Employees: 2,976 $689.6mm $272.7mm Wealth Management 72% 28% # of FAs: 1,073 Capital Markets Retail Branches in the US: 92 Client Assets under Administration ($bn): $80.1 Assets Under Management ($bn): $26.7 (1) Wealth Management represents the Private Client and Asset Management business segments. 4 (2) Does not include $(4.1) million allocated to Corporate/Other.

Ownership

OPPENHEIMER

Significant Insider Ownership Committed to Firm's Long Term Success

Institutional (47.7%)[1]

- Top 10 institutional holders (~27.2%) of Class A non-voting common stock:
  - BlackRock Fund Advisors (~ 4.73%)
  - Dimensional Fund Advisors LP (~ 4.49%)
  - The Vanguard Group, Inc. (~ 3.73%)
  - Renaissance Technologies (~ 3.11%)
  - Greenwich Wealth Management LLC (~ 2.37%)
  - Numeric Investors LLC (~ 2.33%)
  - AQR Capital Management LLC (~2.11)
  - SSgA Funds Management, Inc. (~1.74)
  - Geode Capital Management LLC (~1.30)
  - Hotchkis & Wiley Capital Management LLC (~1.25)

Class A Stock – Ownership[1]



21.4%
Retail
47.7%
Institutional & Mutual Fund Holders
30.9%
Insiders

Insiders[1],[2]

- Albert Lowenthal, Chairman/CEO holds:
  - Class A – 24.6% of non-voting common stock
  - Class B – 97.5% of voting common stock

Corporate Buybacks

- During 2018, the Company bought back a total of 236,122 shares for $5.9 million (average price of $24.96 per share)
- During 1Q-19, the Company bought back a total of 79,383 shares for $2.0 million (average price of $25.64 per share)

(1) Holdings are as of 3/31/19 per forms filed as of 5/13/19.
(2) Proxy Statement on Schedule 14A as of 3/22/19.

5

Global Footprint Strong Presence in the U.S. and Internationally ° 94 offices in the U.S. ° 6 international offices ° 2,984 employees – 1,062 financial advisors – 185+ institutional sales professionals – 30+ senior research analysts Hong St. US London Tel Aviv Geneva Frankfurt Kong Helier Wealth V Europe Middle East Asia Beijing Shanghai Management Hong Kong Institutional V V V V V Equities Fixed Income V V V V V ° London, UK ° Tel Aviv, Israel ° Hong Kong ° Geneva, Investment V V V Switzerland V Banking ° St. Helier, Isle of Jersey Research V V V ° Frankfurt, Germany Data as of March 31, 2019 6

Summary Operating Results – Full Year ($000’s) For the 12-Months Ended Highlights REVENUE 12-31-18 12-31-17 % Change Commissions $ 329,668 $ 336,620 (2.1) Advisory fees 314,349 320,746 (2.0) V Advisory fees lower due to Investment banking 115,353 78,215 47.5 significant incentive fees recognized in 4Q-17 partially offset by higher Bank deposit sweep income 116,052 76,839 51.0 management fees in 2018 Interest 52,484 48,498 8.2 Investment banking results Principal transactions, net 14,461 23,273 (37.9) V increased due to higher equity Other 15,787 36,147 (56.3) underwriting and M&A fees Total Revenue 958,154 920,338 4.1 V Increases in short-term interest rates continue to benefit bank EXPENSES deposit sweep income Compensation and related expenses 607,192 602,138 0.8 V Other revenue decline primarily Non-Compensation related expenses 306,109 298,464 2.6 due to decreases in cash surrender Total Expenses 913,301 900,602 1.4 value of company-owned life Pre-tax Income 44,853 19,736 127.3 insurance during 2018 V Compensation and related Net income $ 28,892 $ 22,816 26.6 expenses as a percentage of revenue was 63.4% during the year Basic net income per share $ 2.18 $ 1.72 26.7% ended 2018 vs. 65.4% during the year ended 2017 Diluted net income per share $ 2.05 $ 1.67 22.8% 7

Summary Operating Results – First Quarter

OPPENHEIMER

($000's)	For the 3-Months Ended		
REVENUE	**3-31-19**	**3-31-18**	**% Change**
Commissions	$ 79,409	$ 83,407	(4.8)
Advisory fees	73,647	77,548	(5.0)
Investment banking	28,043	28,210	(0.6)
Bank deposit sweep income	33,968	25,297	34.3
Interest	12,727	12,227	4.1
Principal transactions, net	11,438	2,726	319.6
Other	12,538	5,115	145.1
Total Revenue	251,770	234,530	7.4
EXPENSES			
Compensation and related expenses	160,355	153,104	4.7
Non-Compensation related expenses	75,363	71,805	5.0
Total Expenses	235,718	224,909	4.8
Pre-tax Income	16,052	9,621	66.8
Net income	$ 11,194	$ 6,705	67.0
Basic net income per share	$ 0.86	$ 0.51	68.6%
Diluted net income per share	$ 0.81	$ 0.48	68.8%

Highlights

- ✓ Quarterly revenues in excess of $250 million
- ✓ Advisory fees lower due to lower assets under management at 12/31/18 compared to 12/31/17
- ✓ Increase of 77.7% in fees earned from M&A activities
- ✓ Higher short-term interest rates continue to benefit bank deposit sweep income
- ✓ Principal transactions revenue higher due to higher trading income in fixed income and equities during 1Q-19
- ✓ Other revenue increase primarily due to increases in cash surrender value of company-owned life insurance during 1Q-19
- ✓ Compensation as a percentage of revenue was 63.7% in 1Q-19 compared to 65.3% in 1Q-18

8

Select Financial Measures Shareholders Equity ($mm) Earnings per Share ($) Return on Equity (%) Book Value ($) 9

Capital Structure Conservative risk profile with strong balance sheet Liquidity & Capital As of March 31, 2019 ($ in thousands) ° Issued $200 million 5 year 6.75% Senior Secured Total Assets: $2,527,510 Notes in June 2017 ° Level 3 assets represent 0.86% of total assets Stockholders’ Equity: $554,487 ° Broker-Dealer Regulatory Net Capital at highest Long-Term Debt: $200,000 level in several years Total Capitalization: $754,487 ° Book value per share of $42.58 and tangible book value per share of $29.52, both record highs Debt to Equity Ratio: 36.1% Value-at-Risk (VaR) ($in thousands) Gross Leverage Ratio (1) : 4.6x Broker-Dealer Regulatory Capital ($ in thousands) Regulatory Net Capital: $202,415 Regulatory Excess Net Capital: $187,019 (1) Total Assets divided by Total Stockholders’ Equity. 10

Interest Rates Continuing to see the benefit of a rising interest rate environment FDIC Insured Bank Deposit Program Margin Lending ° Client funds swept into deposit accounts at ° Credit extended to clients on a collateralized participating banks and eligible for FDIC deposit basis insurance ° Average customer margin debits were $756.0 ° +45 participating banks million for TTM 3-31-19 ° FDIC Insured Bank Deposit program balance of ° Margin interest revenue of $35.6 million for $5.3 billion at 3-31-19 TTM 3-31-19 ° Bank deposit sweep income of $124.7 million for TTM 3-31-19 Interest and Fee Revenues ($mm) 11

Business Segment Results For the 12-Months Ended For the 3-Months Ended ($000's) 12-31-18 12-31-17 % Change 3-31-19 3-31-18 % Change Revenue (1) Wealth Management 689,567 682,649 1.0 180,113 171,738 4.9 Capital Markets 272,719 231,632 17.7 70,961 61,529 15.3 Corporate - Other (4,132) 6,057 * 696 1,263 (44.9) $ 958,154 $ 920,338 4.1 $ 251,770 $ 234,530 7.4 Pre-tax Income (loss) (1) Wealth Management 167,687 155,525 7.8 45,076 43,880 2.7 Capital Markets (13,416) (39,978) 66.4 (2,647) (6,057) 56.3 Corporate - Other (109,418) (95,811) (14.2) (26,377) (28,202) 6.5 $ 44,853 $ 19,736 127.3 $ 16,052 $ 9,621 66.8 * Percentage not meaningful. 12 (1) Wealth Management represents the Private Client and Asset Management business segments.

Leading Wealth Management Platform Well recognized brand and one of the few independent, non-bank broker-dealers with full service capabilities Wealth Management Services Wealth Management Revenue ($mm) ° Retail services: – Full-Service Brokerage – Financial Planning, Retirement Services, Corporate & Executive Services, and Trust Services – Margin & Securities Lending ° Advisory Services: – Investment Policy Design & Implementation – Asset Allocation & Portfolio Construction – Research, Diligence & Manager Selection – Portfolio Monitoring & Reporting ° Alternative Asset Management: – Hedge Funds & Fund-of-Funds – Private Equity Client Assets per Financial Advisor ($mm) Wealth Management Profit Margin 13

Wealth Management Metrics Increasing Shift to Fee Based Revenue Advisory Fees as a Percentage of Wealth Management Advisory Fees and Commissions Client Assets Under Administration ($bn) Client Assets Under Management ($bn) 14

Capital Markets A leading capital markets business providing sophisticated investment banking, research and trading solutions Capital MarketsSummary Capabilities Overview Capital Markets Revenue Breakdown ° Capital Markets segment includes: FY 2018 ($272.7mm) – Investment Banking • Mergers & Acquisitions $74.5mm 27% Institutional Equities • Equity Capital Markets $126.0mm 46% Investment Banking • Debt Capital Markets $72.3mm Fixed Income • Restructuring & Special Situations 27% – Institutional Equities • Sales & Trading Capital Markets Revenue ($mm) • Equity Research • Corporate Access – Global Fixed Income • Taxable Fixed Income • Non-Taxable Fixed Income • Public Finance 15

Summary ° Firm’s operating results have significantly improved ° Business model is low risk and well diversified with low leverage ° Building momentum in investment banking business ° Increasing shift from transaction-based business to fee-based business ° Continue to benefit from rising interest rate environment ° Investing in technology to enhance compliance efforts and to support business initiatives ° ARS portfolio significantly reduced by tender offers and redemptions ° Lower legal and regulatory costs ° Conservative balance sheet ° Reviewing prospects of independent wealth management channel ° Investing in our future and poised for growth, organically and through acquisitions 16

Thank you!